UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2025

BioNexus Gene Lab Corp.
(Exact name of Company as specified in its charter)

Wyoming	001-41750	35-2604830
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Unit A-28-7, Tower A, Menara UOA Bangsar,

No.5 Jln Bangsar Utama 1,

59000 Kuala Lumpur

(Address of principal executive offices)

Phone: +1 (307) 241-6898

(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BGLC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 28, 2025, the Company entered into two (2) material definitive agreements described herein below.

A. ARC Group International Equity Purchase Agreement

On November 28, 2025, BioNexus Gene Lab Corp. (the “Company”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with ARC Group International Ltd. (“ARC”), the parent of ARC Group Securities, a FINRA registered broker/dealer. Under the terms of the Purchase Agreement, ARC has committed to purchase, from time to time at the Company’s discretion, up to $500,000,000 of the Company’s common stock, no par value per share (“Common Stock”), over a 36-month period (the “Facility”).

Under the Facility, the Company, in its sole discretion and subject to the terms and conditions of the Purchase Agreement, may direct ARC to purchase registered shares of Common Stock at a purchase price equal to a specified discount to the prevailing volume-weighted average price during an agreed pricing period, the discount being between 3.0% and 3.5%. ARC may not purchase shares under the Facility that would result in its beneficial ownership exceeding 9.99% of the Company’s then-outstanding Common Stock and is prohibited from short selling or hedging transactions involving the Company’s securities.

As consideration for ARC’s commitment under the Facility, the Company issued to ARC 175,000 shares of Common Stock (the “Commitment Shares”) at a deemed price of $4.32 per share, the closing price of the Common Stock on November 26, 2025. The Company is required to file one or more registration statements with the Securities and Exchange Commission (the “SEC”) registering the resale of shares issuable under the Facility, and no sales of such shares to ARC may occur unless and until the applicable registration statement is declared effective by the SEC. The Company is not obligated to make any sales under the Facility. As a result of the issuance of the Commitment Shares, ARC now owns 7.4% of the issued and outstanding shares of common stock of the Company.

The foregoing description of the Purchase Agreement is a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

B. Exclusive Southeast Asia License Agreement with Fidelion Diagnostics Pte. Ltd.

On November 12, 2025, the Company announced that it had entered into a Share Subscription and Shareholders’ Agreement (the “SSSA”) with Fidelion Diagnostics Pte. Ltd. (“Fidelion”), and Tongshu Biotechnology (Hong Kong) Co., Limited (“Tongshu”) among other parties. The closing of the SSSA was subject to a number of conditions including entering into a Licensing Agreement with Fidelion along with the issuance of equity shares of the Company and Fidelion to the respective counterparties.

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In this regard, on November 28, 2025, the Company entered into an Exclusive Intellectual Property License Agreement (the “License Agreement”) with Fidelion Diagnostics Pte. Ltd. (“Fidelion”), pursuant to which the Company received an exclusive, irrevocable license to use, develop, manufacture, market, distribute, and sell products utilizing the VitaGuard™ minimal residual disease (“MRD”) liquid biopsy platform in the member states of the Association of Southeast Asian Nations (“Southeast Asia” or the “Territory”).

Under the License Agreement, the Company is authorized to hold local regulatory approvals, manufacture or have manufactured licensed products, and grant sublicenses within the Territory. The license is structured to continue in force in the Territory notwithstanding any change in ownership of the underlying intellectual property, and becomes fully paid-up and royalty-free upon full payment of the license fee described below.

In consideration for the license, the Company agreed to pay Fidelion a total license fee of $2,000,000 in 24 equal monthly instalments and committed to purchase at least $500,000 in value of VitaGuard reagents and system components during the first 24 months following the effective date. The License Agreement also includes obligations relating to commercialization efforts, regulatory submissions, and quality standards, as well as customary termination, confidentiality, and dispute-resolution provisions.

The foregoing description of the License Agreement is a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the License Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

On that same date, as part of the SSSA, the Company issued 392,329 shares of its common stock to Fidelion and received 180 shares of Fidelion’s common stock. As a result of the transaction, Fidelion now owns 16.6% of the Company’s issued and outstanding shares of common stock and the Company owns 15% of the issued and outstanding equity of Fidelion.  The issuance to Fidelion was made in reliance upon the exemption from registration under Section 4(a)(2) and Rule 506(b) of Regulation D promulgated thereunder.

Item 3.02 Unregistered Sales of Equity Securities.

As described under Item 1.01 of this Current Report on Form 8-K, on November 28, 2025, the Company issued (i) 175,000 shares of common stock to ARC as consideration for ARC’s commitment under the Purchase Agreement and (ii) 392,329 shares of common stock to Fidelion.

The issuances of the shares were made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder. The purchasers represented that they were accredited investors as defined in Rule 501 of Regulation D.

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Item 7.01. Regulation FD Disclosure.

On December 1, 2025, the Company issued a press release announcing its execution of the Exclusive Intellectual Property License Agreement with Fidelion relating to the VitaGuard™ MRD platform.

On December 2, 2025, the Company intends to issue a press release announcing its entry into the $500,000,000 Equity Purchase Agreement with ARC.

Copies of both press releases are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference. The information contained in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Equity Purchase Agreement, dated November 28, 2025, by and between BioNexus Gene Lab Corp. and ARC Group International Ltd.
10.2	Exclusive Intellectual Property License Agreement (Southeast Asia), dated November 28, 2025, by and between BioNexus Gene Lab Corp. and Fidelion Diagnostics Pte. Ltd.
99.1	Press Release, dated December 1, 2025.
99.2	Press Release, dated December 2, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioNexus Gene Lab Corp.

/s/ Su-Leng Tan Lee
By:	Su-Leng Tan Lee
Chief Executive Officer

Date:	December 2, 2025

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